EXHIBIT 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement of Beneficial Ownership on Schedule 13D (including any and all amendments thereto) with respect to the Common Stock, par value $0.01 per share, of Kona Grill, Inc., and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filings.

The undersigned further agree that each party hereto is responsible for the timely filing of such Statement on Schedule 13D and any amendments thereto, and for the accuracy and completeness of the information concerning such party contained therein; provided, however, that no party is responsible for the accuracy or completeness of the information concerning any other party, unless such party knows or has reason to believe that such information is inaccurate.

This Joint Filing Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

1

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of March 28, 2019.

BBS Capital Fund, LP

By:	BBS Capital GP, LP, its general partner

By:	BBS Capital, LLC, its general partner

By:	/s/ Berke Bakay
Name: Berke Bakay
Title: Manager

BBS Capital Management, LP

By:	BBS Capital, LLC, its general partner

By:	/s/ Berke Bakay
Name: Berke Bakay
Title: Manager

BBS Capital GP, LP

By:	Capital, LLC, its general partner

By:	/s/ Berke Bakay
Name: Berke Bakay
Title: Manager

BBS Capital, LLC

By:	/s/ Berke Bakay
Name: Berke Bakay
Title: Manager

/s/ Berke Bakay
Name: Berke Bakay

Bakay Family Trust

By:	/s/ Berke Bakay
Name: Berke Bakay
Title: Trustee

2

By:	/s/ Zheng, Nanyan
Name: Zheng, Nanyan

Ahwanova Limited

By:	/s/ Zheng, Nanyan
Name: Zheng, Nanyan
Title: Director

Wisdom Sail Limited

By:	/s/ Zheng, Nanyan
Name: Zheng, Nanyan
Title: Director

Audrey & Aaron Holdings Limited

By:	/s/ Zheng, Nanyan
Name: Zheng, Nanyan
Title: Director

3